                                                                   EXHIBIT 10.14

                          FIRST AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
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     FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 1998 (the "Agreement"), by and between Nobel Education Dynamics, Inc., a Delaware corporation (the "Company") and Allied Capital Corporation, a Maryland corporation ("Allied").

                                  BACKGROUND:
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     WHEREAS, the parties hereto are parties to a Registration Rights Agreement dated August 30, 1995 (the "Original Registration Rights Agreement"), which was entered into in connection with the execution by the parties of the Investment Agreement dated as of August 30, 1995 (the "1995 Investment Agreement") pursuant to which Allied purchased an aggregate of 1,063,830 shares (the "Preferred Shares") of the Company's Series D Convertible Preferred Stock, $.001 par value, and warrants (the "1995 Warrants") for the purchase of up to an aggregate of 1,236,171 shares (the "1995 Warrant Shares") of the Company's common stock, $.001 par value (the "Common Stock").

     WHEREAS, the parties hereto amended the Original Registration Rights Agreement pursuant to the First Amendment of Registration Rights Agreement dated as of February 23, 1996 (the "First Amendment") in order to eliminate certain conflicts among holders of registration rights relating to the Common Stock.

     WHEREAS, the Company, certain of its subsidiaries and Allied have entered into an Investment Agreement dated as of the date hereof (the "1998 Investment Agreement," and together with the 1995 Investment Agreement, the "Investment Agreements") pursuant to which Allied has purchased a warrant (the "1998 Warrant," and collectively with the 1995 Warrants, the "Warrants") for the purchase of _________ shares (the "1998 Warrant Shares," and collectively with the 1995 Warrant Shares, the "Warrant Shares") of Common Stock.

     WHEREAS, the parties hereto wish to amend and restate in its entirety the Original Registration Rights Agreement, as amended by the First Amendment, as provided herein.

     NOW THEREFORE, in consideration of the mutual promises made herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Certain Definitions. As used in this Agreement, the following terms
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shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any
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other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean Common Stock, $.001 par value, of the Company, as
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constituted as of the date of this Agreement.

     "Conversion Shares" shall mean shares of Common Stock issued upon
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conversion of the Preferred Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
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or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Registration Expenses" shall mean the expenses so described in Section 8.
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     "Restricted Stock" shall mean the Conversion Shares and Warrant Shares,
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excluding shares which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, shares which have been publicly sold pursuant to Rule 144 under the Securities Act, or shares which are eligible to be publicly sold under paragraph (k) of Rule 144.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
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similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the expenses so described in Section 8.
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     2.   Restrictive Legend.  Each certificate representing Preferred Shares,
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Conversion Shares or Warrant Shares and each Warrant shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate or Warrant shall not bear such legend if in the written opinion of counsel satisfactory to the Company (it being agreed that Piper & Marbury L.L.P. shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

     3.   Notice of Proposed Transfer.  Prior to any proposed transfer of any
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Preferred Shares, Conversion Shares, Warrants or Warrant Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Piper & Marbury L.L.P. shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder thereof shall be entitled to transfer such stock or Warrant in accordance with the terms of its notice. Each certificate for Preferred Shares, Conversion Shares or Warrant Shares and each Warrant transferred as above provided shall bear the legend set forth in Section 2, except that such certificate or Warrant shall not bear such legend if the opinion of counsel referred to above is to the effect that the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

     4.   Required Registration.  Subject to the limitation expressed in Section
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5(b), at any time after the date of this Agreement that the Company is ineligible to use a Form S-3 to effect the registrations contemplated by Section 6 below, the holders of Restricted Stock constituting at least 50% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 50% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders. For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock," shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time and the number of shares of Restricted Stock which would be issuable to a holder of Warrants upon exercise of all Warrants held by such holder at such time, provided, however, that the holder or holders of the 1998 Warrant Shares shall
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have no registration rights with respect to such 1998 Warrant Shares pursuant to this Section 4 until June 30, 1999, provided further, however, that the only
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securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided further, however, that, in any
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underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 or under Section 6 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

     (a) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall not be obligated to register the 1998 Warrant Shares pursuant to this Section 4 and pursuant to Section 6 on more than one occasion (for both sections) and shall not be obligated to register Restricted Stock (other than the 1998 Warrant Shares) pursuant to this
Section 4 and pursuant to Section 6 on more than two occasions (for both sections), provided, however, that such obligation shall be deemed satisfied
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only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, 75% of all such shares shall have been sold pursuant thereto.

     (c) The Company may not include in any registration statement referred to in this Section 4 any shares of Common Stock to be sold for the account of any person not entitled as of June 30, 1998 to registration rights with respect to such shares except for the shares of Common Stock to be issued to persons purchasing such shares in connection with the Company's private placement of 1,000,000 shares of Common Stock as described in the Company's Private Placement Offering memorandum dated February 15, 1996, all of which persons have brokerage accounts with Gilder, Gagnon, Howe & Co. at the closing of such transaction (collectively, the "Gilder Shares"). The Company may include in any registration statement referred to in this Section 4 Gilder Shares and/or shares of Common Stock to be sold for its own account or for the account of any other holders of Common Stock who as of June 30, 1998 are entitled to "piggyback" or "incidental" rights to be included in the registration statement, in which case such registration statement shall be deemed to be a registration statement initiated by the Company and shall be governed by the provisions of Section 5 below. Except for registration statements on Form S-4, S-8 or any successor thereto, registration statements registering the Gilder Shares and/or securities to be issued by the Company to the seller or sellers in connection with an acquisition by the Company and registration statements required to be filed for holders of Common Stock who as of June 30, 1998 are entitled to "demand" registration rights, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby, as described in Section 7.

     5.   Incidental Registration.
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     (a) If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public, and the registration statement to be filed by the Company to register the shares of Common Stock to be issued to the stockholders of Educo, Inc.), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders and the shares of Common Stock held by the persons referred to in clauses (ii) and (iii) of the proviso to this sentence) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than (i) the Company, (ii) requesting holders of Restricted Stock or (iii) any other holders of Common Stock who as of June 30, 1998 are entitled to contractual "piggyback" or "incidental" rights to be included in the registration statement. Whenever a registration statement is deemed (pursuant to the provisions of Section 4 or Section 6) to be a registration statement initiated by the Company and therefore governed by the provisions of this Section 5, such registration statement shall nevertheless be deemed to count as a registration statement required to be filed by the Company under Section 6 and Section 4 if the registration statement covers all shares of Restricted Stock specified in the notices from the requesting holders thereof for sale in accordance with the method of disposition specified in such notice, becomes effective and, if such method of disposition is a firm commitment underwritten public offering, 75% of all such shares are sold pursuant thereto.

     (b) Notwithstanding anything herein to the contrary, the Company shall not be required to file any registration statement registering the Restricted Stock upon the demand of the holders of the Restricted Stock made under Section 4 or
Section 6 of this Agreement during the period beginning on the date of the Company's receipt of a notice from requesting holders pursuant to Section 4 or
Section 6 of the Registration Rights Agreement by and among the Company, Edison Venture Fund II, L.P. and Edison Venture Fund, II-Pa., L.P. and ending on the date on which the distribution of the securities included in such registration has been completed.

     6.   Registration on Form S-3. Subject to the limitation set forth in
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Section 5(b) and in the last sentence of Section 4(a), if at any time (i) a holder or holders of Restricted Stock constituting at least 50% of the total shares of Restricted Stock then outstanding request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice (provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 50% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders) on Form S-3 or any successor thereto for a public offering of shares of Restricted Stock held by such requesting holder or holders and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such request. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6. The Company may not include in any registration statement referred to in this Section 6 any shares of Common Stock to be sold for the account of any person not entitled as of June 30, 1998 to registration rights with respect to such shares, except the Gilder Shares. The Company may include in any registration statement referred to in this
Section 6 the Gilder Shares and/or shares of Common Stock to be sold for its own account or for the account of any other holders of Common Stock who as of June 30, 1998 are entitled to "piggyback" or "incidental" rights to be included in the registration statement, in which case such registration statement shall be deemed to be a registration-statement initiated by the Company and shall be governed by the provisions of Section 5 above. Except for registration statements on Form S-4, S-8 or any successor thereto, registration statements registering the Gilder Shares and/or securities to be issued by the Company to the seller or sellers in connection with an acquisition by the Company and registration statements required to be filed for holders of Common Stock who as of June 30, 1998 are entitled to "demand" registration rights, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 6 until the completion of the period of distribution of the registration contemplated thereby, as described in Section 7.

     7.   Registration Procedures. If and whenever the Company is required by
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the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

     (c) furnish to each seller of Restricted Stock and to each underwriter each number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

     (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, whereupon each such seller shall refrain from making any sales of Restricted Stock until a prospectus supplement describing such event has been forwarded to such seller by the Company;

     (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

     (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted stock covered thereby and 120 days after the effective date thereof.

     In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     8.   Expenses. All expenses incurred by the Company in complying with
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Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts, selling commissions and fees of counsel to participating sellers applicable to the sale of Restricted Stock are called "Selling Expenses".

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     9.   Indemnification and Contribution. In the event of a registration of
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any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     10.  Changes in Common Stock or Preferred Shares. If, and as often as,
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there is any change in the Common Stock or the Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Shares as so changed.

     11.  Rule 144 Reporting.  With a view to making available the benefits of
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certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     12.  Representations and Warranties of the Company.  The Company represents
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and warrants to you as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     13.  Miscellaneous.
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     (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Preferred Shares, Warrants or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares, Warrants or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares, Warrants or Restricted Stock if there is transferred to such transferee at least 10% of the total shares of Restricted Stock originally issued pursuant to the Investment Agreement to the direct or indirect transferor of such transferee or such transferee is a partner, shareholder or affiliate of a party hereto.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

     if to the Company or any other party hereto, at the address of such party set forth in the applicable Investment Agreement;

     if to any subsequent holder of Preferred Shares, Warrants or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Warrants or Restricted Stock) or to the holders of Preferred Shares, Warrants or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on August 19, 2009.

     (g) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this section 13(g).

     (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed, and no sales of Restricted Stock shall be made by the holders during such period.

     (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

     (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   NOBEL EDUCATION DYNAMICS, INC.


                                   By:____________________________
                                   Title:


                                   ALLIED CAPITAL CORPORATION


                                   By:____________________________
                                   Title: